EXHIBIT 99.3

PERFORMANCE GUARANTY

This PERFORMANCE GUARANTY, dated as of October 18, 2012 (this “Performance Guaranty”), is made by CAI International, Inc., a corporation organized and existing under the laws of the State of Delaware (together with its successors and assigns, the “Company”), for the benefit of Wells Fargo Bank, National Association, as indenture trustee (together with its successors and assigns in such capacity, the “Indenture Trustee”) under the Indenture, dated as of October 18, 2012 (as amended, modified or supplemented from time to time in accordance with its terms, the “Indenture”) between CAL Funding II Limited, an exempted company with limited liability incorporated under the laws of Bermuda (together with its successors and permitted assigns, the “Issuer”), and the Indenture Trustee.

PRELIMINARY STATEMENTS

WHEREAS, simultaneously with the execution of this Performance Guaranty, the Company, the Issuer and Container Applications Limited, a company organized under the laws of Barbados (“CAL” or the “Manager”), are entering into a Container Management Services Agreement (as amended, modified or supplemented from time to time in accordance with its terms, the “Management Agreement”);

WHEREAS, it is a condition precedent to the entering into of the transactions contemplated by the Management Agreement that the Company shall have executed and delivered this Performance Guaranty;

WHEREAS, the Company owns, directly or indirectly, one hundred percent of the capital stock of CAL and the Company will obtain substantial direct and indirect benefit from the execution and delivery of the Management Agreement and is willing to provide this Performance Guaranty on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and other consideration, the receipt and sufficiency of which are hereby acknowledged by the Company, the Company hereby agrees as follows:

SECTION 1.   Definitions.   Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Management Agreement (including terms incorporated therein by reference).

SECTION 2.   Unconditional Undertaking; Enforcement.   (a)  The Company hereby unconditionally and irrevocably undertakes and agrees with and for the benefit of the Indenture Trustee and each Secured Party (each, a "Supported Party") that, in the event that CAL shall fail in any manner whatsoever to perform or observe any of the terms covenants, conditions, agreements and undertakings to be performed or observed by CAL under the Management Agreement in accordance with the terms thereof, including, without limitation, all indemnity obligations of the Manager under the Management Agreement, all servicing obligations of the Manager under the Management Agreement, and any obligation to pay costs, expenses and/or taxes incurred in connection with the Management Agreement (all such terms, covenants, conditions, agreements and undertakings on the part of the Manager to be performed or observed being collectively called the "Guaranteed Obligations"), when the same shall be required to be performed or observed under the Management Agreement, then the Company shall guarantee and ensure that the Manager duly and punctually performs and observes (or, alternatively, the Company will perform on behalf of the Manager) each such Guaranteed Obligation. It shall not be a condition to the accrual of the obligation of the Company hereunder to guarantee and ensure the performance or observance of any of the Guaranteed Obligations that any Supported Party shall have first made any request of or demand upon or given any notice to CAL or any other Person or have instituted any action or proceeding against CAL or any other Person in respect thereof.

(b)           The Supported Parties may proceed to enforce the obligations of the Guarantor under this Section 2 after the Manager's failure to perform any such obligations in accordance with the terms of the Management Agreement without first pursuing or exhausting any right or remedy which such Supported Party may have against the Manager or any other Person.

SECTION 3.   Obligations Absolute.

(a)           This Performance Guaranty shall constitute a guaranty of payment and of performance and not of collection, and the Company specifically agrees that it shall not be necessary, and that the Company shall not be entitled to require, before or as a condition of enforcing the obligations of the Company under this Performance Guaranty or requiring payment or performance of the Guaranteed Obligations by the Company hereunder, or at any time thereafter, that any Person: (i) file suit or proceed to obtain or assert a claim for personal judgment against the Manager or any other Person that may be liable for any Guaranteed Obligations; (ii) make any other effort to obtain payment or performance of any Guaranteed Obligations from the Manager or any other Person that may be liable for such Guaranteed Obligations; (iii) foreclose against or seek to realize upon any security now or hereafter existing for such Guaranteed Obligations; (iv) exercise or assert any other right or remedy to which such Person is or may be entitled in connection with any Guaranteed Obligations or any security or other guaranty therefor; or (v) assert or file any claim against the assets of any other Person liable for any Guaranteed Obligations. Notwithstanding anything herein to the contrary, no provision of this Performance Guaranty shall require the Company to pay, perform or discharge any Guaranteed Obligations prior to the time such Guaranteed Obligations are due and payable. When making any demand hereunder against the Company, the Indenture Trustee or other Supported Party need not make a similar demand on the Manager.

(b)           The Company agrees that this Performance Guaranty shall be continuing and the Company guarantees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Management Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Indenture Trustee and/or any other Supported Party with respect thereto. If for any reason the Manager shall fail to fully and timely pay or perform and discharge any Guaranteed Obligations to be paid or performed by the Manager (whether affirmative or negative in character), the Company shall promptly on demand by the Indenture Trustee and/or any other Supported Party pay or perform or cause to be paid or performed, as the case may be, such Guaranteed Obligations. Each of the obligations of the Company under this Performance Guaranty is separate and independent of each other obligation of the Company under this Performance Guaranty and separate and independent of the Guaranteed Obligations, and the Company agrees that a separate action or actions may be brought and prosecuted against the Company to enforce this Performance Guaranty, irrespective of whether any action is brought against the Manager or whether the Manager is joined in any such action or actions. The obligations of the Company shall be continuing and irrevocable, absolute and unconditional, primary and original and immediate and not contingent and shall remain in full force and effect without regard to and not be released, discharged or in any way affected by any circumstance or condition (other than by payment in full of the Guaranteed Obligations) including, without limitation, the occurrence of any one or more of the following:

(i)           any lack of validity or enforceability of any of the Guaranteed Obligations under the Management Agreement or any document entered into in connection with the transactions contemplated by the Management Agreement, any provision thereof, or any other agreement or instrument relating thereto or the absence of any action to enforce the same;

(ii)         any failure, omission, delay or lack on the part of the Indenture Trustee or other Supported Party to enforce, assert or exercise any right, power, privilege or remedy conferred on the Indenture Trustee (as assignee of the Issuer) in the Management Agreement, or the inability of the Indenture Trustee or other Supported Party to enforce any provision of the Management Agreement for any reason, or any other act or omission on the part of the Indenture Trustee or any other Supported Party;

(iii)        any change in the time, manner or place of performance or of payment, or in any other term of, all or any of the Guaranteed Obligations, or any other modification, supplement, amendment or waiver of or any consent to departure from the terms and conditions of the Management Agreement or any document entered into in connection with the transactions contemplated by the Management Agreement;

(iv)        any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations or the acceptance of any security therefor;

(v)         the waiver by the Indenture Trustee and/or any other Supported Party of the performance or observance by the Manager of any of the Guaranteed Obligations, the waiver of any default in the performance or observance thereof, any extension consented to by the Indenture Trustee of the time for payment or performance and discharge by the Manager of any Guaranteed Obligations or any extension, indulgence or renewal of any Guaranteed Obligations;

(vi)        any bankruptcy, suspension of payments, insolvency, sale of assets, winding-up, dissolution, liquidation, receivership or reorganization of, or similar proceedings involving, the Manager or its assets or any resulting release or discharge of any of the Guaranteed Obligations;

(vii)       the recovery of any judgment against any Person or any action to enforce the same;

(viii)      any failure or delay in the enforcement of the Guaranteed Obligations of any Person under the Management Agreement or any document entered into in connection with the transactions contemplated by the Management Agreement or any provision thereof;

(ix)         any set-off, counterclaim, deduction, defense, abatement, suspension, deferment, diminution, recoupment, limitation or termination available with respect to any Guaranteed Obligations and, to the extent permitted by applicable law, irrespective of any other circumstances that might otherwise limit recourse by or against the Company or any other Person;

(x)          the obtaining, the amendment or the release of or consent to any departure from the primary or secondary obligation of any other Person, in addition to the Company, with respect to any Guaranteed Obligations;

(xi)         any compromise, alteration, amendment, modification, extension, renewal, release or other change, or waiver, consent or other action, or delay or omission or failure to act, in respect of any of the terms, covenants or conditions of the Management Agreement or any document entered into in connection with the transactions contemplated by the Management Agreement, or any other agreement or any related document referred to therein, or any assignment or transfer of any thereof;

(xii)        any change in control in the ownership of the Manager, any change, merger, demerger, consolidation, restructuring or termination of the corporate structure or existence of the Manager or any of its Subsidiaries;

(xiii)       to the fullest extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, a guarantor or surety with respect to any Guaranteed Obligations;

(xiv)      any default, failure or delay, whether as a result of actual or alleged force majeure, commercial impracticability or otherwise, in the performance of the Guaranteed Obligations, or by any other act or circumstances which may or might in any manner or to any extent vary the risk of the Company, or which would otherwise operate as a discharge of the Company;

(xv)       the existence of any other obligation of the Company, or any limitation thereof, in the Management Agreement;

(xvi)      any regulatory change or other governmental action (whether or not adverse); or

(xvii)     the partial payment or performance of the Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise) or the invalidity of any payment for any reason whatsoever.

(c)           Should any money due or owing under this Performance Guaranty not be recoverable from the Company due to any of the matters specified in clauses (i) through (xviii) above or for any other reason, then, in any such case, such money shall nevertheless be recoverable from the Company as though the Company were principal debtor in respect thereof and not merely a guarantor and shall be paid by the Company forthwith.

(d)           This Performance Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Indenture Trustee and/or any Supported Party for any reason whatsoever, whether upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Manager or otherwise, all as though such payment had not been made, and the Company agrees that it will indemnify the Indenture Trustee and each Supported Party on demand for all reasonable costs and expenses (including, without limitation, fees and disbursement of counsel) incurred by any such Person in connection with such rescission or restoration. If an event permitting the exercise of remedies under the Management Agreement shall at any time have occurred and be continuing and such exercise, or any consequences thereof provided in the Management Agreement, shall at such time be prevented by reason of the pendency against the Manager of a case or proceeding under a bankruptcy or insolvency law, the Company agrees that, for purposes of this Performance Guaranty and its obligations hereunder, amounts payable under the Management Agreement shall be deemed to have been declared in default, with all attendant consequences as provided in the Management Agreement as if such declaration of default and the consequences thereof had been accomplished in accordance with the terms of the Management Agreement, and the Company shall forthwith pay any amounts guaranteed hereunder, without further notice or demand.

SECTION 4.  Waiver.   The Company hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Performance Guaranty and any requirement that the Indenture Trustee or any other Supported Party protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Manager or any other Person or any collateral.

SECTION 5.   Consent to Jurisdiction.   ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PERFORMANCE GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FEDERAL COURT SITTING IN SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS PERFORMANCE GUARANTY, THE COMPANY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS PERFORMANCE GUARANTY OR ANY DOCUMENT RELATED HERETO OR THERETO. THE COMPANY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

SECTION 6.   Representations and Warranties.   The Company hereby represents and warrants as follows:

(a)           Organization and Good Standing.  It is a corporation organized, validly existing and in compliance under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

(b)           Due Qualification.  It is duly licensed, qualified and authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such licensure or qualification except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, Guaranteed Obligations, financial condition or prospects of Company.

(c)           Power and Authority; Due Authorization.  It has (i) all necessary power, authority and legal right to execute, deliver and perform its obligations under this Performance Guaranty and (ii) duly authorized by all necessary corporate action such execution, delivery and performance of this Performance Guaranty.

(d)           Binding Obligations.  This Performance Guaranty constitutes the legal, valid and binding obligation of Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(e)            No Violation.  The execution, delivery and performance of this Performance Guaranty will not (i) conflict with, or result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under (A) the certificate of incorporation or by-laws of Company or (B) any Management Agreement, lease, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which Company is a party or by which it or its property is bound, (ii) result in or require the creation or imposition of any lien upon any of its properties pursuant to the terms of any such Management Agreement, lease, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument or (iii) violate any law or any order, rule, regulation applicable to Company of any court or of any federal, state or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Company or any of its properties.

(f)            Not Insolvent.  The execution, delivery and performance by the Company of this Performance Guaranty will not render the Company insolvent, nor is it being made in contemplation of the Company's insolvency; the Company does not, in its reasonable judgment, have an unreasonably small capital for conducting its business as presently contemplated by it.

(g)           Waiver of Immunity.  To the extent that the Company or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal actions, suits or proceedings, from set-off or counterclaim, from the jurisdiction or judgment of any competent court, from service of process, from execution of a judgment, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, the Company, for itself and its successors and assigns and its property, does hereby irrevocably and unconditionally waive, and agrees not to plead or claim, any such immunity with respect to its obligations, Guaranteed Obligations or any other matter under or arising out of or in connection with this Performance Guaranty and the Management Agreement or the subject matter hereof or thereof, subject, in each case, to the provisions of each such agreement and mandatory requirements of applicable law.

SECTION 7.   Covenants.

7.1           Affirmative Covenants of the Company.   The Company agrees that, until the date (the "Final Payment Date") upon which all payments, fees and other obligations of the Manager under the Management Agreement have been finally and fully paid and performed, the Company will, unless the Indenture Trustee shall otherwise consent in writing:

(a)           Compliance with Laws, Etc.   Comply in all material respects with all applicable laws, rules, regulations and orders.

(b)           Preservation of Existence.   Preserve and maintain its existence as a corporation, and its rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could be reasonably expected to have a material adverse effect on the Company.

(c)           Performance of Obligations; Enforcement.  Punctually perform and observe all of its obligations and agreements contained in this Performance Guaranty.

SECTION 8.   Amendments, Etc. No amendment or waiver of any provision of this Performance Guaranty, and no consent to any departure by the Company herefrom, shall in any event be effective unless the same shall be in writing and signed by the Indenture Trustee and the Company, and then such waiver or consent shall be effective only in the' specific instance and for the specific purpose for which given.

SECTION 9.   Expenses. The Company will upon demand pay to the Indenture Trustee and each other applicable Supported Party the amount of any and all reasonable expenses, including reasonable attorneys' fees and expenses, which they may incur in connection with the exercise or enforcement of any of their respective rights or interests hereunder.

SECTION 10. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile or e-mail communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage prepaid, or by facsimile or e-mail, if to the Company or the Indenture Trustee, at the address, facsimile number or e-mail address of such party set forth set forth on the signature page hereof or if to any other party, as set forth in the Management Agreement or the Indenture, as applicable, or at such other address, facsimile number or e-mail address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (b) if transmitted by facsimile or e-mail, when sent, receipt confirmed by telephone or electronic means.

SECTION 11. No Waiver; Remedies.  No failure on the part of the Indenture Trustee or any other applicable Supported Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 12. Continuing Agreement.  This Performance Guaranty is a continuing agreement and shall (i) remain in full force and effect until the later of (x) the payment and/or performance in full of the Guaranteed Obligations and all other amounts payable under this Performance Guaranty and (y) one year and a day after the Final Payment Date, (ii) be binding upon the Company, its successors and assigns and (iii) inure to the benefit of, and be enforceable by, the Indenture Trustee, each Supported Party and any of their respective successors, transferees and assigns.

SECTION 13. Waiver.  The Company hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Performance Guaranty and any requirement that any other Person protect, secure, perfect or insure any security interest or lien or any collateral subject thereto or exhaust any right or take any action against any other Person or any collateral. The Company hereby waives any right to revoke this Performance Guaranty and acknowledges that this Performance Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. The Company hereby acknowledges receipt of copies of the Management Agreement as guarantor of the obligations thereunder, hereby makes all of the waivers and special agreements ("waivers") set forth in this Performance Guaranty, and agrees that each and all such waivers are being made knowingly, intentionally, voluntarily, without duress, and only after extensive consideration of the ramifications of such waivers by the Company in consultation with its legal counsel. The Company further acknowledges that this Performance Guaranty and such waivers are a material inducement to the Supported Parties to enter into the Management Agreement, and that the Supported Parties would not enter into the Management Agreement without such guaranty and waivers. The Company acknowledges and agrees that neither the Supported Parties nor any obligor, claimant or other party to any Management Agreement, nor any of their respective Affiliates, agents or representatives has made and no such person is making or shall be deemed to have made any representations or warranties with respect to this Performance Guaranty.

SECTION 14. Subrogation.  The Company hereby irrevocably agrees that any claims or other rights it may have against any other Person that arise from the existence, payment, performance or enforcement of any obligation under this Performance Guaranty or any Guaranteed Obligation, including (without limitation) (a) any right of subrogation, reimbursement, exoneration, contribution or indemnification or (b) any right to participate in any claim or remedy of any Supported Party against any such Person, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including (without limitation) the right to take or receive from any such Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, shall be subordinated to the Guaranteed Obligations. Until the latest of the payment in full in immediately available funds of the Guaranteed Obligations and the termination of the Management Agreement in accordance with their respective terms: (i) the Company shall not assert any such claims, exercise any such rights or otherwise seek compensation (or security therefor) for any payments made by it hereunder and (ii) any amounts, security or similar protection received by (or on behalf of) the Company shall be held in trust for the benefit of the Supported Parties, and shall promptly (but in any event within one Business Day) be paid to the Indenture Trustee to be applied in accordance with the Management Agreement.

SECTION 15. GOVERNING LAW. THIS PERFORMANCE GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 16. WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND THE INDENTURE TRUSTEE HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS PERFORMANCE GUARANTY OR THE ACTIONS OF THE INDENTURE TRUSTEE IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Performance Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CAI INTERNATIONAL INC.

By: /s/ Victor Garcia
Name: Victor Garcia
Title: President and Chief Executive Officer

Steuart Tower
1 Market Plaza, Suite 900
San Francisco, CA 94105
Attention: CEO and CFO
Fax Number: 415-788-3430